EX-10.10

DATE: May 6, 1998

TO: Universal Battery Corporation

FROM: Stan Battat

ATT: Randy T. Hardin

PAGES: 1

CUSTOMER NON DISCLOSURE AND SUPPLY AGREEMENT

THIS AGREEMENT IS MADE THIS 6TH DAY OF MAY, 1998 BY AND BETWEEN STAN BATTAT D/B/A IMPORT CONSULTANTS OF TRUMBULL CONNECTICUT (“IMPORT”) AND UNIVERSAL BATTERY CORPORATION OF DALLAS, TEXAS.

WHEREAS IMPORT HAS VAST EXPERIENCE LOCATING FACTORIES AND OTHER BUSINESSES THAT SELL PRODUCTS/SERVICES THE TYPE OF WHICH UNIVERSAL IS IN THE MARKET TO PURCHASE; AND WHEREAS UNIVERSAL IS PREPARED TO PAY IMPORT A COMMISSION FEE ON ALL PURCHASES IT MAY HEREAFTER MAKE FROM ANY SUPPLIER TO WHOM IT IS INTRODUCED BY IMPORT;

NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS AND OTHER VALUABLE CONSIDERATIONS, THE SUFFICIENCY AND RECEIPT OF WHICH IS HEREBY MUTUALLY ACKNOWLEDGED, THE PARTIES HEREBY AGREE THAT:

(1) UNIVERSAL SHALL PAY A COMMISSION FEE TO IMPORT OF 6.00% (SIX PERCENT) OF FACTORY NET INVOICE AMOUNTS ON ANY AND ALL PURCHASES IT MAY HEREAFTER MAKE AND WHICH GOODS ARE RECEIVED BY IT FROM ANY AND ALL SUPPLIER(S) TO WHOM IT IS INTRODUCED BY IMPORT (FEE TO BE PAID)

(2) UNIVERSAL AGREES THAT ONCE IT IS INTRODUCED TO A SUPPLIER(S) BY IMPORT IT MAY NOT MAKE ANY PURCHASES FROM [SIC] SUCH SUPPLIER WITHOUT PAYING IMPORT ITS FEE NOR APPROACH SUCH SUPPLIER FOR PURPOSES OF PLACING ANY ORDERS AND AGREES TO CONTEMPORANEOUSLY PROVIDE IMPORT WITH A COPY OF SUCH ORDER.

(3) IMPORT HEREBY ACKNOWLEDGES THAT NOTHING CONTAINED HEREIN SHALL PREVENT UNIVERSAL FROM MAKING ANY PURCHASES FROM OTHER SUPPLIERS NOT INTRODUCED TO THEM BY IMPORT AND ON SUCH PURCHASES NO COMMISSION SHALL BE DUE IMPORT.

(4) ALL FEES AND COMMISSIONS DUE TO IMPORT HEREUNDER SHALL BE BASED ON ALL MERCHANDISE ACTUALLY RECEIVED BY UNIVERSAL AND SHALL BE PAID TO IMPORT WITHIN FIFTEEN (15) DAYS OF THE RECEIPT OF MERCHANDISE; ALL OF WHICH SHALL BE IN CONFORMITY WITH UNIVERSAL PURCHASE ORDERS.

/s/ RANDY T. HARDIN	/s/ STAN BATTAT

RANDY T. HARDIN,	STAN BATTAT D/B/A
UNIVERSAL BATTERY CORPORATION	IMPORT CONSULTANTS

FACTORIES TO BE INTRODUCED (OTHERS MAY BE ADDED LATER BY MUTUAL WRITTEN AGREEMENT:

CGB, HENDA POWER (BATTERIES)
YUSHENG (SIRENS)
E-HWA (TRANSFORMERS)